EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

by and among

CAMBER ENERGY, INC.

and

VIKING ENERGY GROUP, INC. (COMPANY)

Securities Purchase Agreement – Viking-Camber – July, 2021

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into effective as of July 29, 2021, by and among VIKING ENERGY GROUP, INC., a Nevada corporation, (“Viking”), and CAMBER ENERGY, INC., a Nevada corporation, (“Camber”).

RECITALS

A.	As of the date hereof, Viking is a majority-owned subsidiary of Camber with Camber owning approximately 62% of Viking’s issued and outstanding common shares.

B.

Viking is proposing to enter into two transactions (collectively, the “Acquisitions”): (i) the acquisition of an approximately 60.5% interest in a company engaged in the manufacture and supply of industrial engines, power generation products, services and custom energy solutions; and (ii) a License Agreement with respect to the license of a patented carbon-capture system for exclusive use in Canada and for a specified number of locations in the United States.

C.

Camber wishes to purchase, and Viking wishes to sell, upon the terms and conditions stated in this Agreement, common shares of Viking to facilitate the Acquisitions and for other working capital purposes.

D.

Viking and Camber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Viking and Camber hereby agree as follows:

ARTICLE 1
DEFINITIONS

1.1 Defined Terms. In addition to terms defined elsewhere in this Agreement or in any Supplement, Amendment or Exhibit hereto, when used herein, the following terms shall have the following meanings:

(a) “Affiliate” means any Person which, directly or indirectly, owns or controls, on an aggregate basis, a ten (10%) percent or greater interest in any other Person, or which is controlled by or is under common control with any other Person.

(b) “Business Day” means any day other than a Saturday or Sunday or any other day on which the Federal Reserve Bank of New York is not open for business.

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(c) “Closing” means the time of issuance and sale by Viking of the Shares to Purchaser.

(d) “Closing Date” means July 29, 2021.

(e) “Common Stock” means (i) Viking’s common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(f) “Contingent Obligation” means as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(g) “Dollar(s)” and “$” means lawful money of the United States.

(h) “Environmental Laws” means any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

(i) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(j) “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

(k) “Indebtedness” means, with respect to any Person at any date, without duplication, (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person for the deferred purchase price of property or services, (iii) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (iv) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or Camber under such agreement in the event of default are limited to repossession or sale of such property), (v) all capital lease obligations of such Person, (vi) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, surety bond or similar facilities, (vii) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any capital stock of such Person, (viii) all obligations for any earn-out consideration, (ix) the liquidation value of preferred capital stock of such Person, (x) all guarantee obligations of such Person in respect of obligations of the kind referred to in clauses (i) through (ix) above, (xi) all obligations of the kind referred to in clauses (i) through (ix) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and all obligations of such Person in respect of hedge agreements; and (xii) all Contingent Obligations in respect to indebtedness or obligations of any Person of the kind referred to in clauses (i)-(xi) above. The Indebtedness of any Person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

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(l) “Liens” or “lien” means a lien, mortgage, charge pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction, or other clouds on title.

(m) “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, operations, condition (financial or otherwise), or prospects of Company, (b) the validity or enforceability of this Agreement and/or any of the other Transaction Documents, or (c) the rights or remedies of Camber hereunder or thereunder.

(n) “OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control.

(o) “OFAC Regulations” means the regulations promulgated by OFAC, as amended from time to time.

(p) “Permitted Indebtedness” means (i) Indebtedness of Viking referenced in the SEC Reports, (ii) Indebtedness of Viking to its President and C.E.O, (iii) Indebtedness secured by Permitted Liens, (iii) obligations of Viking under any Guaranty’s executed by Viking to guaranty the indebtedness of Camber, and (iv) general trade or accounts payable incurred in the ordinary course of business.

(q) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by Viking to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, and (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, and (v) any Liens for Permitted Indebtedness perfecting security interests in the Permitted Indebtedness set forth in clauses (i)-(v) of the definition of Permitted Indebtedness.

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(r) “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof).

(s) “Principal Market” means the market or exchange on which the Common Stock is listed or quoted for trading on the date in question.

(t) “Purchase Price” means the price to be paid by Camber for the Shares, being USD$11,000,000.

(u) “SEC” or “Commission” means the United States Securities and Exchange Commission.

(v) “SEC Reports” has the meaning set forth in Section 3.1(w) hereof.

(w) “Securities” means the Shares purchased pursuant to this Agreement and any securities of Viking issued in replacement, substitution and/or in connection with any exchange, conversion and/or any other transaction pursuant to which all or any of such securities of Viking to Camber.

(x) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(y) “Shares” means 27,500,00 shares of Common Stock of Viking.

(z) “Solvent” means, with respect to any Person, as of any date of determination, (i) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (ii) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (iii) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (iv) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (a) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (b) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

(aa) “Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

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(bb) “Trading Day” means any day on which the Common Stock is traded on the Trading Market, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Trading Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by Camber.

(cc) “Trading Market” means any of the following markets or exchanges on which the Common Stock (or any other common stock of any other Person that references the Trading Market for its common stock) is listed or quoted for trading on the date in question: the The NASDAQ Global Market; The NASDAQ Global Select Market; The NASDAQ Capital Market, the New York Stock Exchange; NYSE Arca; the NYSE American; or the OTCQX Marketplace, the OTCQB Marketplace; the OTCPink Marketplace or any other tier operated by OTC Markets Group Inc. (or any successor to any of the foregoing).

(dd) “Transaction Documents” means collectively, this Agreement, the Cancellation Agreement, and such other documents, instruments, certificates, supplements, amendments, exhibits and schedules required and/or attached pursuant to this Agreement and/or any of the above documents, and/or any other document and/or instrument related to the above agreements, documents and/or instruments, and the transactions hereunder and/or thereunder and/or any other agreement, documents or instruments required or contemplated hereunder or thereunder, whether now existing or at any time hereafter arising.

(ee) “UCC” means the Uniform Commercial Code as in effect from time to time in the State of Nevada; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Camber’ Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Nevada, the term “UCC” shall mean the Uniform Commercial code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

1.2 Other Definitional Provisions.

(a) Use of Defined Terms. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Transaction Documents or any certificate or other document made or delivered pursuant hereto or thereto.

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(b) Accounting Terms. As used herein and in the other Transaction Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Company not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP (provided that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Company at “fair value”, as defined therein, and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof).

(c) Construction. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(d) UCC Terms. Terms used in this Agreement which are defined in the UCC shall, unless the context indicates otherwise or are otherwise defined in this Agreement, have the meanings provided for by the UCC.

ARTICLE 2
PURCHASE OF SHARES

2.1 Offering. The purchase and sale of the Shares is intended as a private placement made without registration of the Shares under the Securities Act or any securities law of any state or other jurisdiction, pursuant to the exemption from registration provided in Rule 506(b) of Regulation D promulgated by the SEC under the Securities Act, as well as those applicable state securities laws and regulations, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D), the reliance on such exemptions which is predicated in part upon the truth and accuracy of the statements by Camber contained in this Agreement.

2.2 Closing. The Closing shall occur effective 9:00 a.m. (EST) on the Closing Date, or on such other date and time as agreed to by Viking and Purchaser.

2.3 Conditions to Purchase of Shares. Subject to the terms and conditions of this Agreement, Camber will at the Closing purchase from Viking the Shares in the amounts and for the Purchase Price, provided that the conditions in Article 5 have been satisfied. Purchase of the Shares involves numerous risks, including those risks described in Viking’s SEC Reports.

2.4 Purchase Price and Payment of the Purchase Price for the Shares. The Purchase Price for the Shares to be purchased by Camber shall be an aggregate amount of $11,000,000 to be paid via wire transfer on the Closing Date. Upon (and subject to) Camber paying the Purchase Price to Viking, Viking shall arrange for its transfer agent to issue the Shares, in book entry form, to Camber forthwith thereafter.

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ARTICLE 3
REPRESENTATIONS AND WARRANTIES; OTHER ITEMS

3.1 Representation and Warranties. Viking (which for purposes of this Article 3 means Viking and all of its Subsidiaries), represents and warrants to Camber that on the Closing Date:

(a) Organization, Etc. Each of Viking and its Subsidiaries are duly organized, validly existing and in good standing under the laws of the state of their respective organization and are duly qualified and in good standing or has applied for qualification as a foreign corporation authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

(b) Authorization: No Conflict. The execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby by Viking, including, but not limited to, the sale and issuance of the Shares for the Purchase Price (i) are within Company’s corporate powers; (ii) have been duly authorized by all necessary action by or on behalf of Viking (and/or its shareholders to the extent required by law); (iii) Viking has received all necessary and/or required governmental, regulatory and other approvals and consents (if any shall be required); (iv) do not and shall not contravene or conflict with any provision of, or require any consents under (A) any law, rule, regulation or ordinance, (B) Company’s organizational documents, and/or (C) any agreement binding upon Company or any of Company’s properties; and (v) do not result in, or require, the creation or imposition of any Lien and/or encumbrance on any of Company’s properties or revenues pursuant to any law, rule, regulation or ordinance or otherwise.

(c) Validity and Binding Nature. The Transaction Documents to which Viking is a party are the legal, valid and binding obligations of Company, enforceable against Viking in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws of general application affecting the rights and remedies of creditors and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d) Title to Assets. Viking and each Subsidiary has good and marketable title and is in lawful possession of, or has valid leasehold interests in, all properties and other assets (real or personal, tangible, intangible or mixed) purported or reported to be owned or leased (as the case may be) by Viking and each Subsidiary, as applicable, as set forth in the SEC Reports.

(e) No Violations of Laws. Neither Viking nor any of its Subsidiaries is in violation of any law, ordinance, rule, regulation, judgment, decree or order of any federal, state or local governmental body or court and/or regulatory or self-regulatory body (collectively, “Rules and Laws”). To the knowledge of Viking, Viking and its Subsidiaries have complied with all Rules and Laws for the past five years. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Viking, Viking’s Subsidiaries and their respective officers, directors, employees, and to the knowledge of Viking, its agents, advisors and representatives are, and since January 1, 2017 have been, in compliance in all material respects with: (i) the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. §§ 78dd-1, et seq.) (“FCPA”), as if its foreign payments provisions were fully applicable to Viking, its Subsidiaries and their respective representatives, and (ii) the provisions of all anti-bribery, anti-corruption and anti-money laundering Laws of each jurisdiction in which Viking and its Subsidiaries operate or have operated and in which any agent thereof is conducting or has conducted business involving Viking. No proceeding by or before any governmental authority involving Viking, any Subsidiary of Viking or any of their respective officers, directors, employees, and to the knowledge of Viking, its agents, advisors and representatives involving the FCPA or any anti-bribery, anti-corruption or anti-money laundering Law is pending or, to the knowledge of Viking. Except as, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on Viking, neither Viking nor its Subsidiaries have ever received an allegation, whistleblower complaint, or conducted any audit or investigation regarding compliance or noncompliance with the FCPA or other applicable anti-corruption laws.

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(f) Taxes. All taxes due and payable by Company have been timely paid.

(g) Employee Benefit Plans. The term “Plan” means an “employee pension benefit plan” (as defined in Section 3 of Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”)) which is or has been established or maintained, or to which contributions are or have been made, by Company or by any member of the Controlled Group. Each Plan maintained by Company complies in all material respects with all applicable requirements of law and regulations and all payments and contributions required to be made with respect to such Plans have been timely made.

(h) Federal Laws and Regulations. Company is not (i) an “investment Company” or a Company “controlled,” whether directly or indirectly, by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; or (ii) engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

(i) Fiscal Year. The fiscal year of Company ends on December 31 of each year.

(j) Officers and Ownership. As of the date hereof, the officers of Viking are James Doris (President & CEO) and Frank Barker Jr. (CFO, and the directors of Viking are James Doris, Lawrence Fisher and David Herskovits.

(k) Rule 506(d) Bad Actor Disqualification Representations and Covenants.

(i) No Disqualification Events. Neither Viking, nor any of its predecessors, affiliates, any manager, executive officer, other officer of Viking participating in the offering, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of Viking’s outstanding voting equity securities, calculated on the basis of voting power, nor any “promoter” (as that term is defined in Rule 405 under the Securities Act) connected with Viking in any capacity as of the date of this Agreement and on the Closing Date (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”). Viking has exercised reasonable care to determine (i) the identity of each person that is a Company Covered Person; and (ii) whether any Company Covered Person is subject to a Disqualification Event. Viking will comply with its disclosure obligations under Rule 506(e). Viking is not for any other reason disqualified from reliance upon Rule 506 of Regulation D under the Securities Act for purposes of the offer and sale of the Purchased Securities.

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(ii) Other Covered Persons. Viking is not aware of any person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration in connection with the Shares that is subject to a Disqualification Event (each an “Other Covered Person”).

(iii) Reasonable Notification Procedures. With respect to each Company Covered Person, Viking has established procedures reasonably designed to ensure that Viking receives notice from each such Company Covered Person of (i) any Disqualification Event relating to that Company Covered Person, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to that Company Covered Person; in each case occurring up to and including the Closing Date.

(iv) Notice of Disqualification Events. Viking will notify Camber immediately in writing upon becoming aware of (i) any Disqualification Event relating to any Company Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person and/or Other Covered Person.

(l) Accuracy of Information, etc. No statement or information contained in this Agreement, the SEC Reports, any other Transaction Document or any other document, certificate or statement furnished to Camber by or on behalf of Company in writing for use in connection with the transactions contemplated by this Agreement and/or the other Transaction Documents, contained as of the date such statement, information, document or certificate was made or furnished, as the case may be, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein, taken as a whole, not materially misleading. There are no facts known to Company that could have a Material Adverse Effect that have not been expressly disclosed herein, the SEC Reports, in the other Transaction Documents, or in any other documents, certificates and statements furnished to Camber for use in connection with the transactions contemplated hereby and by the other Transaction Documents.

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(m) Solvency. Viking is as of the date hereof Solvent; and shall be Solvent immediately prior to the Closing, after giving effect to the incurrence of all Indebtedness and all other obligations being incurred by Viking pursuant hereto and the other Transaction Documents including, but not limited to, and the use of the Purchase Price as provided elsewhere herein.

(n) Affiliate Transactions. Other than as disclosed in the SEC Reports, Viking has not purchased, acquired or leased any property from, or sold, transferred or leased any property to, or entered into any other transaction, other than loans to Viking from Viking’s President & C.E.O., with (i) any Affiliate, (ii) any officer, director, manager, shareholder or member of Company or any Affiliate of any thereof, or (iii) any member of the immediate family of any of the foregoing, except on terms comparable to the terms which would prevail in an arms-length transaction between unaffiliated third parties and have been disclosed to Camber in writing.

(o) Intellectual Property. Viking has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Viking has not received a notice (written or otherwise) that any of the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned. Viking has not received, since the date hereof, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of Viking, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. Viking has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Intellectual Property Rights of Viking are set forth in the SEC Reports.

(p) USA Patriot Act. Viking is in compliance, in all material respects, with (a) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”). No part of the proceeds of the sale of the Shares will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

(q) Foreign Asset Control Laws. Viking is not a Person named on a list published by OFAC or a Person with whom dealings are prohibited under any OFAC Regulations.

(r) Indebtedness; Liens, Etc. Except for Permitted Indebtedness and Permitted Liens, Viking has no Indebtedness nor any Liens.

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(s) Authorization; Enforcement. All corporate action on the part of Viking, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents and the performance of all obligations of Viking under the Transaction Documents, have been taken on or prior to the date hereof. Each of the Transaction Documents has been duly executed by Viking and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of Viking enforceable against Viking in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(t) Valid Issuance of the Shares, Etc. Each of the Shares has been duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens and all restrictions on transfer other than those expressly imposed by the federal securities laws and vest in Camber full and sole title and power to the Shares purchased hereby by Camber, free and clear of all Liens, and restrictions on transfer other than those imposed by the federal securities laws. The Shares shall sometimes be collectively referred to as the “Securities.”

(u) Offering. The offer and sale of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither Viking nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

(v) Capitalization and Voting Rights. All of the outstanding shares of Common Stock and other securities of Viking have been duly authorized and validly issued, and are fully paid and non-assessable. Except for customary transfer restrictions contained in agreements entered into by Viking to sell restricted securities and/or as set forth in the SEC Reports, Viking is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock and/or other securities of Viking. Except as set forth in the SEC Reports, the offer and sale of all capital stock, convertible or exchangeable securities, rights, warrants, options and/or any other securities of Viking when any such securities of Viking were issued complied with all applicable federal and state securities laws, and no current and/or prior holder of any securities of Viking has any right of rescission or damages or any “put” or similar right with respect thereto that would have a Material Adverse Effect. Except as set forth in the SEC Reports, there are no bonds, debentures, notes or other indebtedness that are convertible into Company securities or have the right to vote on any matters on which stockholders of Viking may vote, there are no outstanding subscriptions, options, warrants, stock appreciation rights, phantom units, scrip, rights to subscribe to, preemptive rights, anti-dilutive rights, rights of first refusal or similar rights, puts, calls, commitments or agreements of any character relating to, or securities or rights convertible or exchangeable into or exercisable for, shares of capital stock or other voting or equity securities of or ownership interest in Viking, or contracts, commitments, understandings or arrangements by which Viking may become bound to issue additional shares of its capital stock or other equity or voting securities of or ownership interests in Viking or that otherwise obligate Viking to issue, transfer, sell, purchase, redeem or otherwise acquire, any of the foregoing, and there are no voting trusts, stockholder agreements, proxies or other agreements in effect to which Viking or any Company Subsidiary is a party with respect to the voting or transfer (including preemptive rights, anti-dilutive rights, rights of first refusal or similar rights, puts or calls).

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(w) Shell Company Status; SEC Reports; Financial Statements

(x). Viking is an issuer subject to Rule 144(i) under the Securities Act pursuant to clause (ii) thereunder. Viking has filed all reports, schedules, forms, statements and other documents required to be filed by Viking under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as Viking was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and to the knowledge of Viking, none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Viking included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Viking as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(y) Sarbanes-Oxley Act. Viking is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(z) Arbitration, Absence of Litigation. Except as set forth in the SEC Reports, there is no action, suit or proceeding before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting Viking, the Common Stock or any of Viking’s officers or directors or 5% or greater shareholders in their capacities as such.

(aa) Material Changes; Undisclosed Events, Liabilities or Developments. Except as disclosed in the SEC Reports, since the date of the audited Financial Statements included in Viking’s Annual Report on Form 10-K for the year ended December 31, 2020: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) Viking has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, (B) liabilities not required to be reflected in Viking’s Financial Statements pursuant to GAAP or (C) liabilities disclosed in Viking’s Quarterly Reports on Form 10-Q, as amended, for the periods subsequent to December 31, 2020, (iii) Viking has not altered its method of accounting, and (iv) Viking has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to Viking or its business, properties, operations, assets or financial condition, that would be required to be disclosed by Viking under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

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(bb) Disclosure. Viking understands and confirms that Camber will rely on the Transaction Documents, the information included therein, and the SEC Reports in purchasing the Shares. All of the disclosure furnished by or on behalf of Viking to Camber in the Transaction Documents and/or in the SEC Reports regarding, among other matters relating to Viking, its business and the transactions contemplated in the Transaction Documents, are true and correct in all material respects as of the date made and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(cc) Bankruptcy Status; Indebtedness. Viking has no current intention or expectation to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the applicable representation date. All outstanding secured and unsecured Indebtedness (as defined below) of Viking, or for which Viking has commitments, is set forth in Schedule 3.1(dd).

(dd) Regulation M Compliance. Viking has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of Viking to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Viking.

(ee) Listing of Securities. To the extent required, all Shares have been approved for listing or quotation on the Trading Market, subject only to notice of issuance.

(ff) DTC Eligible. The Common Stock is DTC eligible, and DTC has not placed a “freeze” or a “chill” on the Common Stock and Viking has no reason to believe that DTC has any intention to make the Common Stock not DTC eligible, or place a “freeze” or “chill” on the Common Stock.

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(gg) No Delisting from Trading Market. The Common Stock is eligible for quotation on the Principal Market, and Viking has no reason to believe that the Principal Market has any intention of delisting the Common Stock from the Principal Market.

(hh) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between Viking and an unconsolidated or other off balance sheet entity that is required to be disclosed by Viking in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ii) Subsidiary Rights. Viking has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries owned by Viking or any Subsidiary a Subsidiary.

(jj) Related Party Transactions. As of the date of this Agreement, there are no transactions or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions or series of related transactions, between Viking or any Company Subsidiary, on the one hand, and any current or former director or “executive officer” (as defined in Rule 3b-7 under the Exchange Act) of Viking or any Company Subsidiary or any person who beneficially owns (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) five percent (5%) or more of the outstanding Company common stock (or any of such person’s immediate family members or affiliates) (other than Viking Subsidiaries) on the other hand, of the type required to be reported in any SEC Report pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act that have not been disclosed therein.

(kk) Environmental Matters. Except as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Viking, Viking and its Subsidiaries are in compliance, and have complied, with all Environmental Laws. There are no legal, administrative, arbitral or other proceedings, claims or actions, or to the knowledge of Viking, any private environmental investigations or remediation activities or governmental investigations of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on Viking or any Company Subsidiary of any liability or obligation arising under any Environmental Law pending or, to the knowledge of Viking, threatened against Viking, which liability or obligation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Viking. To the knowledge of Viking, there is no reasonable basis for any such proceeding, claim, action or governmental investigation that would impose any liability or obligation that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Viking. Neither Viking nor any Company Subsidiary has treated, stored, disposed or arranged for disposal of, transported, handled, used, released, exposed any Person to, or owned or operated any property or facility contaminated by, any Hazardous Substance, in each case as has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Viking. To the knowledge of Viking, there have been no Hazardous Substances generated by Viking or any Company Subsidiary that have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States and that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect on Viking. Viking is not subject to any agreement, order, judgment, decree, letter agreement or memorandum of agreement by or with any court, Governmental Entity or other third party imposing any liability or obligation, with respect to the foregoing that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. As used in this Agreement, the term “Hazardous Substances” means any toxic or hazardous substance, waste, or material which is regulated or defined, or for which liability or standards of conduct may be imposed, under Environmental Law, including any such substance, waste or material identified under Environmental Law as toxic substances (including asbestos and asbestos containing materials), hazardous materials, hazardous substances, hazardous waste, radioactive materials, petroleum and petroleum products and polychlorinated biphenyls.

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(ll) Contracts. All material contracts of Viking as disclosed in the SEC Reports are, except as otherwise disclosed in Schedule 3.1 (mm), valid and enforceable, and Viking has not received any notice of any planned termination of, or any alleged breach of, such contracts, and has no knowledge of any breach or failure to comply therewith, which would have a Material Adverse Effect.

ARTICLE 4
COVENANTS

4.1 Affirmative Covenants. Commencing on the Closing Date and until July 1, 2022, Viking covenants and agrees that:

(a) Insurance. Viking shall maintain such insurance as may be required by law and such other insurance to the extent and against such hazards and liabilities as is customarily maintained by companies similarly situated.

(b) Taxes and Liabilities. Viking shall pay when due all material taxes, assessments and other liabilities except as contested in good faith and by appropriate proceedings and for which adequate reserves in conformity with GAAP have been established.

(c) Maintenance of Business. Viking shall (i) keep all property and systems useful and necessary in its business in good working order and condition, (ii) preserve its existence, rights and privileges in the jurisdiction of its organization or formation, as set forth in the Schedule 3.1(d) and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, (iii) not operate in any business other than a business substantially the same as the business as in effect on the date of this Agreement; provided, however, that it may change its jurisdiction of organization or formation establishment upon thirty (30) days prior written notice to Camber.

(d) Employee Benefit Plans, Etc. Viking shall (i) maintain each plan and/or each employee benefit plan as to which it may have any liability in substantial compliance with all applicable requirements of law and regulations, and (ii) make all payments and contributions required to be made pursuant to such Plans and/or plans in a timely manner.

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(e) Good Title. Viking shall at all times maintain good and marketable title to all of its assets necessary for the operation of its business.

(f) Maintenance of Intellectual Property Rights. Viking will take all reasonable action necessary or advisable to maintain all of the Intellectual Property Rights of Viking that are necessary or material to the conduct of its business in full force and effect.

(g) Locations. Viking shall give Camber thirty (30) days prior written notice of a change in its jurisdiction of organization or the city of its principal executive office.

(h) Securities Law Disclosure; Publicity. Within the time required by the Exchange Act, Viking shall issue a Current Report on Form 8-K (the “Current Report”) disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents required to be included in such Current Report as exhibits thereto.

(i) Environmental Laws. Viking shall (i) comply in all material respects with, and endeavor to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and endeavor to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, and (ii) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all governmental authorities regarding Environmental Laws.

(j) Further Assurances. Viking shall, from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, such as a confession of judgment, and take such actions, as Camber may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Transaction Documents. Upon the exercise by Camber of any power, right, privilege or remedy pursuant to this Agreement or the other Transaction Documents which requires any consent, approval, recording, qualification or authorization of any governmental authority, Viking will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that Camber may be required to obtain from Viking for such governmental consent, approval, recording, qualification or authorization.

(k) Form D; Blue Sky Filings. Viking shall timely file a Form D with respect to the Securities as required under Regulation D. Viking shall take such action as Viking shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to Camber at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of Camber.

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ARTICLE 5
CLOSING CONDITIONS

5.1 Closing Conditions of Camber. Camber’s obligation to enter into the Transaction Documents and purchase the Shares is subject to the fulfillment of each and every one of the following conditions prior to or contemporaneously with Camber entering into the Transaction Documents and purchasing the Shares (unless waived by Purchaser in writing in their sole and absolute discretion):

(a) Representations and Warranties. Each of the representations and warranties made by Viking in or pursuant to the Transaction Documents and all Schedules and/or Exhibits to this Agreement and/or any of the other Transaction Documents shall be true and correct in all material respects on and as of the Closing Date as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date in which case such representation and warranty shall be true and correct as of such date).

(b) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened in writing or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

5.2 Closing Conditions of Company. The obligation of Viking to sell and issue the Shares to Camber at the Closing is subject to the fulfillment, to Viking’s reasonable satisfaction, prior to or contemporary at the Closing, of each of the following conditions (unless waived by Viking):

(a) Representations and Warranties. Each of the representations and warranties made by Camber in or pursuant to the Transaction Documents and all Schedules and/or Exhibits to this Agreement and/or any of the other Transaction Documents shall be true and correct in all material respects on and as of the Closing Date as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date in which case such representation and warranty shall be true and correct as of such date).

(b) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened in writing or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay any of the transactions contemplated by the Transaction Documents.

(c) Receipt of the Purchase Price. Viking shall receive at or substantially simultaneously with the Closing, the Purchase Price from Camber as required by Section 2.4.

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ARTICLE 6
MISCELLANEOUS

6.1 No Waiver; Modifications In Writing. No failure or delay on the part of Camber in exercising any right, power or remedy pursuant to the Transaction Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification, supplement, termination or waiver of any provision of the Transaction Documents, nor any consent by Camber to any departure by Viking therefrom, shall be effective unless the same shall be in writing and signed by Camber. Any waiver of any provision of the Transaction Documents and any consent by Camber to any departure by Viking from the terms of any provision of the Transaction Documents shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Company in any case shall entitle Viking to any other or further notice or demand in similar or other circumstances.

6.2 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, facsimile or e-mail if sent during normal business hours of the recipient; if not, then on the next Trading Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt:

If to Company:

Viking Energy Group, Inc.

15915 Katy Freeway, Suite 450

Houston, Texas 77094

Attn: James A. Doris

Email: jdoris@vikingenergygroup.com

If to Camber:

Camber Energy, Inc.

15915 Katy Freeway, Suite 450

Houston, Texas 77094

Attn: James A. Doris

Email: jdoris@camber.energy

Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto.

6.3 Costs, Expenses and Taxes. Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense. Viking shall pay any and all stamp, transfer and other similar fees or taxes payable or determined to be payable in connection with the execution and delivery of the Transaction Documents and agrees to hold Camber harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees or taxes.

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6.4 Counterparts; Signatures. This Agreement may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Agreement and the Transaction Documents may be executed by any party to this Agreement or any of the Transaction Documents by original signature, facsimile and/or electronic signature.

6.5 Binding Effects; Assignment. This Agreement shall be binding upon, and inure to the benefit of, Camber, Company and their respective successors, assigns, representatives and heirs. Viking shall not assign any of its rights nor delegate any of its obligations under Transaction Documents without the prior written consent of Camber. Each Purchaser may delegate any of its obligations under the Transaction Documents without the prior written consent of Viking, each Purchaser may assign any of its rights, hereunder, and/or in any of the other Transaction Documents, subject only to compliance with the federal securities laws.

6.6 Headings. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement and shall not affect the construction of this Agreement.

6.7 Entire Agreement. This Agreement, together with the other Transaction Documents, contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and therein and supersedes all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of this Agreement and the other Transaction Documents. Camber make no covenants to Viking, including, but not limited to, any commitments to provide any additional financing to Viking.

6.8 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED EXCLUSIVELY IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS.

6.9 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.10 Conflict. In the event of any conflict between this Agreement and any of the other Transaction Documents, the terms and provisions of the Transaction Documents so chosen by Camber shall govern and control.

6.11 JURISDICTION; WAIVER. CAMBER AND COMPANY ACKNOWLEDGE THAT THIS AGREEMENT IS BEING SIGNED BY THE OTHER PARTY IN PARTIAL CONSIDERATION OF THE OTHER PARTY’S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS AGREEMENT AND THE DOCUMENTS. EACH PARTY IRREVOCABLY CONSENTS TO THE EXCLUSIVE AND SOLE JURISDICTION IN NEVADA AND VENUE IN ANY FEDERAL OR STATE COURT IN NEVADA FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT NEVADA IS NOT CONVENIENT. EACH PARTY WAIVES ANY RIGHT TO COMMENCE ANY ACTION AGAINST THE OTHER PARTY IN ANY JURISDICTION EXCEPT NEVADA. CAMBER AND COMPANY HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE SECURITIES, THE TRANSACTION DOCUMENTS AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THE TRANSACTION DOCUMENTS.

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6.12 SERVICE OF PROCESS. CAMBER AND COMPANY AGREE THAT SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO COMPANY AT THE ADDRESS SET FORTH IN SECTION 6.2 OR AT SUCH OTHER ADDRESS OF WHICH CAMBER SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. CAMBER AND COMPANY AGREE THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON COMPANY IN ANY SUIT, ACTION OR PROCEEDING, AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO COMPANY. SOLELY TO THE EXTENT PROVIDED BY APPLICABLE LAW, SHOULD THE OTHER PARTY, AFTER BEING SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE DELIVERY OR MAILING THEREOF, SUCH PARTY SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST SUCH PARTY AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.

6.13 Survival. The representations, and warranties of Viking herein and/or in the other Transaction Documents shall survive the execution and delivery hereof and the Closing Date; the obligations, Liabilities, agreements and covenants of Viking set forth herein and/or in the other Transaction Documents shall survive the execution and delivery hereof and the Closing Date, as shall all rights and remedies of Camber set forth in this Agreement and/or in any of the other Transaction Documents.

6.14 No Integration. Neither Viking, nor any of its affiliates, nor any person acting on behalf of Viking or such affiliate, will sell, offer for sale, or solicit offers to buy or otherwise negotiate with respect to any security (as defined in the Securities Act) which will be integrated with the sale and/or issuance of any of the Securities in a manner which would require the registration of the Securities under the Securities Act, or require stockholder approval, under the rules and regulations of the Trading Market for the Common Stock. Viking will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the Trading Market, with the issuance of Securities contemplated herein.

6.15 Finders’ Fees. Each party represents that it neither is nor will be obligated for any finders’ fees or commissions in connection with this transaction.

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ARTICLE 7
REPRESENTATIONS AND WARRANTIES OF CAMBER

Each Purchaser hereby represents and warrants, severally and not jointly, to Viking as follows:

7.1 Authorization. Camber has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

7.2 Accredited Investor Status. Camber is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D, and Camber is financially sophisticated, having sufficient knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of an investment in the Shares.

7.3 Reliance on Exemptions. Camber understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Viking is relying in part upon the truth and accuracy of, and Camber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of each Purchaser to acquire the Unit(s).

7.4 Information. Camber has been furnished with all materials relating to the business, finances and operations of Viking and materials relating to the offer and sale of the Shares which have been requested by Camber. Camber understand that this investment in the Shares involves a high degree of risk. Camber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of its respective Shares.

Additionally, Camber acknowledges that (i) the Transaction Documents contain material non-public information regarding Viking (the “Confidential Information”); (ii) information is considered “material” if a reasonable investor, given the total mix of available information regarding Viking, would consider the information important in deciding whether to buy, hold, or sell securities of Viking on the basis of the information, and (iii) insider trading (trading on the basis of material, non-public information) violates both federal and state law. Camber covenants and agrees that until Viking has publicly disclosed the Confidential Information (via press release or filing in an SEC Report), or until the Confidential Information is no longer considered “material” in the sole discretion of Viking, Camber shall keep the Confidential Information confidential and shall not buy or sell securities (or puts, calls or options on the securities) of Viking, or engage in any other action to use, take advantage of, or pass on to others, the Confidential Information, except that Camber shall be permitted disclose the Confidential Information (i) if required to do so by law, or (ii) to its directors, officers, employees, legal and financial advisors, who agree to keep the Confidential Information confidential and treat the Confidential Information in accordance with the terms of this Agreement as if they were parties hereto.

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7.5 No Governmental Review. Camber understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

7.6 Validity; Enforcement; No Conflicts. This Agreement and each Transaction Document to which Camber are a party have been duly and validly authorized, executed and delivered on behalf of Camber and shall constitute the legal, valid and binding obligations of Camber enforceable against Camber in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

7.7 Organization and Standing. Camber, if an entity, is duly organized, validly existing and in good standing under the laws of the State of where it was formed.

7.8 Ability to Perform. There are no actions, suits, proceedings or investigations pending against any of Camber or any Camber’s assets before any court or governmental agency (nor is there any threat thereof) which would impair in any way Camber’s ability to enter into and fully perform Camber’s commitments and obligations under this Agreement or the transactions contemplated hereby.

7.9 Short Positions. Camber covenants and agrees that, so long as Camber owns any Securities of Viking, Camber, shall not maintain a net short position in the Common Stock (as determined under Regulation SHO under the Exchange Act (“Regulation SHO”) taking into account all positions of Camber whether or not Camber otherwise would constitute an independent trading unit under Regulation SHO).

7.10 Transfer or Resale. Camber understands that (a) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (i) subsequently registered thereunder, (ii) Camber shall have delivered to Viking an opinion of counsel, in a form reasonably acceptable to Viking, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (iii) Camber provides Viking with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided in the Transaction Documents, neither Viking nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

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7.11 Legends. Camber understands that the certificates or other instruments representing the Notes and any Shares shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO VIKING, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this SECURITIES PURCHASE AGREEMENT to be duly executed by their authorized signatories effective as of the effective date first indicated above.

VIKING ENERGY GROUP, INC.

By:	/s/ James A. Doris
Name:	James A. Doris
Title:	President & CEO

CAMBER ENERGY, INC.

By:	/s/ James A. Doris
Name:	James A. Doris
Title:	Chief Executive Officer

Signature Page to Securities Purchase Agreement dated as of July, 2021

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